NGP Capital Resources Company


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

Investor Presentation
1st Quarter 2010

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

The NGPC Story

NGPC Business Rationale

- The energy industry requires constant investment to maintain and grow capacity

Our Company

- A specialty finance company providing capital to small and mid-sized energy companies

The Opportunity

- Participation at this inflection point in the market in a company that invests in a portfolio of attractive energy investments that generate superior long term risk adjusted returns





Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Profitability drivers

NGPC at a Glance

- Equity market cap ~$151million[2]
- Number of portfolio companies: 15[1]
- Total Return Orientation
  - current yield plus
  - capital gains
- Since 2004 IPO
  - targeted investments of $678 million[1]; realizations and repayments of $435 million[1]; current portfolio of $243 million[1]
- Based in Houston
  - 9 investment professionals[1]



Note 1: As of 03-31-10
Note 2: As of 06-01-10

A Range of Financing Products

- Combined senior & subordinated debt
- Subordinated debt
- Convertible debt
- Preferred equity
- Project equity

NGPC
NGP Capital Resources Company

Debt is often structured with equity kickers:

- overriding royalty or net profits interests
- warrants
- conversion rights

Portfolio Total Return Target: 12%-20%

Positioned in the Mezzanine Investment Space


IRR
30% +
20%
15%
10%
5%
Equity
Mezzanine
Sr. Sub Loans
NGP Capital Resources
Senior Loans
Cash Flow Producing Risk
Development Risk
Finding/Buying Risk

NGPC is an Active Participant

Amount	Company	Facility	Role	Date
$15,000,000	ATP Oil & Gas Corporation	Limited Term Overriding Royalty Interest	Purchaser	October 2009
$30,000,000	Black Pool Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	October 2008
$32,800,000	ATP Oil & Gas Corporation	Limited Term Overriding Royalty Interest	Purchaser	June 2008
$30,000,000	Greenleaf Investments LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	April 2008
$61,600,000	BioEnergy Holding LLC	Senior Secured Notes	Participant	March 2008
$60,000,000	Tammany Oil & Gas LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	March 2007
$36,500,000	Alden Resources LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2007
$12,000,000	Sonoran Energy, Inc.	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$50,000,000	Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$4,000,000	Rubicon Energy Partners, LLC	Purchase of Membership Units	Purchaser	July 2006
$12,000,000	Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	June 2006
$95,000,000	Resaca Exploitation, LP	Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan	Arranger And Agent	May 2006
$25,000,000	Rabbit Island, L.P.	Senior Secured Revolving Credit Facility	Arranger And Agent	March 2006
$17,000,000	Piceance Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2006
$50,000,000	Chroma Exploration & Production, Inc.	Senior Secured Multiple-Advance Term Loan	Arranger And Agent	September 2005
$25,000,000	Millennium Offshore Group, Inc.	Senior Secured Bridge Loan	Agent And Sole Lender	August 2005
$20,000,000	TerraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	May 2005
$59,050,000	Crescent Resources, LLC	Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan	Agent And Sole Lender	December 2004

NGPC is Uniquely Positioned as a Mezzanine Provider

Capital Providers

Company Structure	General	Energy
Public	• 25 Business Development Companies of size	NGPC *NGP Capital Resources Company*
Private	• Wide range of players	• Mezzanine providers are generally divisions of larger companies/private funds

Energy Mezzanine Players

1992	1999	2002-2003	2004-2008	2010
			NGP Capital Resources Company	**NGP Capital Resources Company**
EnCap	EnCap	Range Resources/Black Rock	Black Rock/Blue Rock	Blue Rock (TPH)
RIMCP	Energy Income Fund	TCW	TCW	TCW
Associated Energy Managers	Range Resources	Constellation Power Source	AIG	GECC
Tenneco Ventures	TCW	GECC	GECC	Macquarie Energy Capital
Torch Energy	UBS	Prudential Capital	Petrobridge Investments	Chambers Energy Capital
TCW	Enron North America	Duke Capital Partners	Macquarie Energy Capital	Wells Fargo
AIG	Stratum (Beacon)	Lehman Energy Fund	Prudential Capital	Prospect Capital Corp.
JP Morgan Asset Management	Williams		Lehman Energy Fund	Guggenheim
RPI	Aquila		Wells Fargo	Laminar/D.E. Shaw
UBS	GECC		Royal Bank of Scotland	
Enron Finance	Southern/Mirant		Harvard Mgmt/ Sowood/Denham	
Louis Dreyfus	Shell Capital		Prospect Energy	
MG Trade Finance	Cargill		D. B. Zwirn & Company	
General Atlantic	Montauk (DQE)		New Stream Energy Fund	
Heller Financial	Dominion (Cambrian)		CIT Energy	
	Deutsche Bank		Gas Rock Capital	
			Laminar/D.E. Shaw	
			UBOC	
			ACAS	
			Guggenheim	
			Silver Point	
			Post Oak	

NGPC is a Business Development Company

- ☑ Parent pays no corporate Federal Income Tax
- ☑ Distributes at least 90% of taxable income
- ☑ 1099 reporting
- ☑ No unrelated business taxable income
- ☑ Tax rules impose various asset diversification requirements

Result: Compelling yield and tax attributes

NGPC is an Externally Managed BDC

Investment Committee

Ken Hersh (NGPECM)
Billy Quinn (NGPECM)
Dick Covington (NGPECM)
John Homier

Executive Officers & Employees

John Homier
Steve Gardner
Kelly Plato
&
14 Employees

NGP Investment Advisor, LP

Investment Advisory Agreement

NGPC
NGP Capital Resources Company

Board of Directors

Ken Hersh (NGPECM)
Jim Latimer (Ind.)
David Albin (NGPECM)
Edward Blessing (Ind.)
Lon Kile (Ind.)

Executive Officers

John Homier
President/CEO
Steve Gardner
CFO/Treasurer
Kelly Plato
Sr. VP & Managing Director

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Profitability drivers

Our Business Philosophy

1. Clear industry focus

2. Disciplined investment approach


NGPC
NGP Capital Resources Company

3. Attractive vehicle for investors

4. Solid results

A Clear Industry Focus

- Small and mid-size companies in energy and related businesses
- Private companies and Small Cap public companies
- Capital for growth
- Investments range from $5 to $100 million
- Target investment size is $10 to $45 million







Conservative Underwriting and Investment Philosophy

- ☑ Strong management
- ☑ Engineering oriented
- ☑ Collateral security
- ☑ Emphasis on total return with current yield
- ☑ Appropriate return for the risk assumed
- ☑ Exit strategy


Rigorous Screening Process
30
1

We look at 30 deals to do 1

Subordinated Debt Solution

- Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
- Purchase price was approximately $120 million
- Senior debt capacity was approximately $60 million
- *Solution: NGPC provided a $50 million subordinated debt facility and a $10 million bridge loan*
- Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced NGPC's with conventional senior debt

Combined Senior and Sub Debt Solution

- Producer desired to purchase producing properties with significant development potential
- The Company needed to approximately $95 million of capital to fund the acquisition and to fund capital expenditures for development of the properties
- Senior debt capacity was approximately $25 million
- *Solution: NGPC arranged capital for the acquisition and development through the issuance of three securities: (i) $70 million Term Loan A, (ii) $15 million Term Loan B and (iii) $10 million Convertible Sub-Debt*
- Conclusion: NGPC's financing enabled our client to complete the acquisition and begin development of the properties. In 3Q08, the Company successfully completed an IPO on the London Stock Exchange's Alternative Investment Market and retired our investments. The Company subsequently refinanced NGPC's debt with conventional senior debt

Integrated Balance Sheet Solution

- Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
- The team needed additional equity to complete the transaction and wanted a one-stop financing source
- Senior debt capacity was approximately $17 million
- *Solution: In 3Q06, NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company*
- Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. In 3Q08, the Company sold its assets and distributed the proceeds to its members, resulting in a 4.5x return on equity

Advantages for Investors

- ☑ Energy-specific focus
- ☑ Efficient tax structure
  - regulated investment company → no corporate federal income tax at parent level
- ☑ Attractive fee structure
  - 20% over 8% hurdle and <u>no</u> catch-up provision
  - 20% of realized capital gains net of realized and unrealized capital losses
- ☑ Liquid Investment
- ☑ Total return investment with current yield



No "Catch Up" Provision Increases Yield



1.6% Improvement in Total Yield w/o Catch-Up
Without Catch-Up
With Catch-Up
Investors' Income Net of Incenti
(% of Net Assets)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2
4
6
8
10
12
14
Net Investment Income (% of Net Assets)

Strong Management Team

- ☑ An affiliate of NGP Energy Capital Management
- ☑ Nine investment professionals
- ☑ Energy, engineering, and financial experience and expertise for this specialized investment focus



Located in Houston, Texas, the hub of the energy business

Strong brand name, expertise and deal flow

Agenda



- NGPC overview
- Business philosophy
- **Performance highlights**
- Profitability drivers

Long Term Profitability

Net income per share



$0.65
$0.86
$1.60
($0.62)
($0.41)
$0.24
Unrealized Appreciation
Realized Capital Gain
Net Investment Income
Realized Capital Loss
Unrealized Depreciation
$0.07
$0.60
($0.02)
$0.95
($0.01)
($0.08)
$0.13
$0.38
$1.09
$0.68
$0.84
($2.14)
$0.46
($0.21)
($0.66)
$0.13
$0.11
2005
2006
2007
As Restated
2008
As Restated
2009
1Q10

… and Dividends


$0.66
$0.92
$1.44
$1.61
$0.64
$0.17
2005
2006
2007
2008
2009
1Q 2010

Note: Total dividends paid through 1Q2010 = $103.3 million

Current Portfolio (as of 3/31/2010)

	Fair Value ($million)
•Control Investments -Equity position between 50% and 100%	75.4
•Affiliate Investments -Equity position between 5% and 25%	34.3
•Non-Affiliate Investments -Equity position less than 5%	83.3
Corporate Notes	9.4
Cash (Net)	39.1
Total	241.5
NAV per Share	$11.17

Control Investments (as of 3/31/10)

	Fair Value ($million)
•Alden Resources, LLC –80% Ownership Interest & Loans –Producer of specialty metallurgical coal	53.0
•BSR Holdings, LLC –100% Ownership Interest –Working and Royalty Interests in East Texas O&G production	0.4
•DeanLake Operator, LLC –80% Ownership Interest & Loans –Working and Royalty Investments in South Texas O&G production	10.1
•Formidable, LLC –100% Ownership Interest –Working Interests in Wyoming gas production	5.6
•TierraMar Energy, LP –67% Ownership Interest –Working Interest in South Texas gas production	6.3
TOTAL	75.4

Affiliate Investments (as of 3/31/2010)

	Fair Value ($million)
•Bio-Energy Holding, LLC/Bional Clearfield, LLC –11.5% Ownership Interests, Loans & Warrants –Producer of alternative fuels and specialty chemicals	19.8
•Resaca Exploitation, Inc. (RSOX.L) –Sr. Secured Loan and 6.86% of outstanding common stock –Producer of oil and gas	14.5
TOTAL	34.3

Non-Affiliate Investments (as of 3/31/2010)

	Fair Value ($million)
•Anadarko Petroleum 2007-III Drilling Fund –Net Profits Interest in oil and gas production in Texas, Mid-Continent & Rocky Mountains	10.6
•ATP Oil and Gas Corporation –Limited Term Overriding Royalty Interests –Production of oil and gas in the Gulf of Mexico	17.7
•Black Pool Energy Partners, LLC –Sr. Secured Loan, Overriding Royalty Interests & Warrants –Producer of oil and gas, off-shore Texas	18.1
•Chroma Exploration & Production, Inc. –Preferred Stock –Producer of oil and gas in South Texas	0.8
•Greenleaf Investments, LLC –Sr. Secured Loan and Overriding Royalty Interests –Producer of oil and gas in South Texas	10.5
•Tammany Oil & Gas, LLC –Sr. Secured Loan and Overriding Royalty Interest –Producer of oil and gas in the Gulf of Mexico	25.5
TOTAL	**83.3**

Composition of Investment Portfolio

As of March 31, 2010


Limited Term Royalty Interest
9%
Net Profits Interests
5%
Preferred Equity
1%
Common Equities
3%
Equity Kickers(1)
1%
Control Investments
39%
Other Senior Secured Loans
42%

Note 1: Overriding royalty interests, warrants, puts and similar assets

Agenda



NGPC overview

Business philosophy

Performance highlights

Profitability drivers

Profitability Drivers

5 Portfolio growth and diversification

4 Continued maturation of existing portfolio

3 Active deal pipeline

2 Realignment of mezzanine marketplace

1 Continued long term need for development capital



NGPC – The Next Steps

- $500 to $750 million portfolio
- Reestablish originations at $100 to $150 million per year
- Continue investment discipline and diversification for best risk adjusted returns
- Continue focus on total return
- Continue long term growth of earnings and dividends





Why Invest in NGPC

- Uniquely positioned BDC in attractive energy market segment
  - continual financing needs, large market
- Successful business model
  - clear focus, unique capabilities, disciplined approach, proven results
- Many opportunities and continued demand for development capital
  - well positioned, active pipeline, maturing investments, portfolio growth



NGP Capital Resources Company


an affiliate of
NGP Energy Capital Management

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey